                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:




Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           ENTERBANK HOLDINGS, INC.
                                150 N. MERAMEC
                            CLAYTON, MISSOURI 63105

                                 To be held on
                                April 25, 2001

To the Shareholders of Enterbank Holdings, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of Enterbank Holdings, Inc. (the "Company") will be held at The University Club, 1034 South Brentwood Boulevard, St. Louis, Missouri 63117, on Wednesday, April 25, 2001, at 4:00 p.m., for the following purposes:

          1. To elect Seventeen (17) directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected and have qualified.

          2. To consider and act upon ratification of the selection of KPMG LLP as independent accountants for the year ending December 31, 2001.

          3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on March 7, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

By Order of the Board of Directors,

/s/James C. Wagner, Secretary

James C. Wagner, Secretary

Clayton, Missouri
March 26, 2001


TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                                PROXY STATEMENT
                           ENTERBANK HOLDINGS, INC.
                                150 N. Meramec
                            Clayton, Missouri 63105

This Proxy Statement is furnished to the shareholders of Enterbank Holdings, Inc. (the "Company") by the Board of Directors of the Company in connection with the solicitation of proxies to be voted at the Annual Meeting of Shareholders to be held at 4:00 p.m. on April 25, 2001, at The University Club, 1034 South Brentwood Boulevard, St. Louis, Missouri 63117 or any adjournment or postponement thereof. The cost of this solicitation will be borne by the Company. The proxies are solicited by the Board of Directors of the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's common stock, par value $.01 (the "Common Stock"), registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses. The mailing of this proxy statement to shareholders of the Company commenced on or about March 26, 2001.

Only holders of Common Stock of record at the close of business on March 7, 2001 (the "Record Date") are entitled to notice and to vote at the meeting. On the Record Date, the Company had outstanding and entitled to be voted 9,135,344 shares of Common Stock. The presence in person or by proxy of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting. The shares represented by the enclosed proxy will be voted if the proxy is properly signed and received prior to the meeting.

Each holder of Common Stock is entitled to one vote for each share of Common Stock held with respect to each matter to be voted upon; provided, however, that cumulative voting shall be available for the election of directors. Under cumulative voting, each shareholder is entitled to cast a number of votes equal to the number of shares held by such shareholder multiplied by the total number of directors to be elected. These votes may be divided among all nominees equally or may be voted for one or more of the nominees, either in equal or unequal amounts, as the shareholder may elect. A plurality of votes cast at the Annual Meeting is required for the election of each director. Ratification of the selection of independent accountants requires the affirmative vote of a majority of the shares voted on the proposal. Abstentions and broker non-votes are counted in the number of shares present in person or represented by proxy for purposes of determining whether a quorum is present, but not for purposes of the election of directors or the ratification of the selection of independent accountants. Abstentions will be considered shares entitled to vote, and broker non-votes will be excluded from the calculation of shares entitled to vote with respect to any proposal for which authorization to vote was withheld.

All shares of Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting which are not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted FOR the election of the Board's director nominees and FOR the ratification of the recommended independent accountants.

Any proxy may be revoked at any time before it is voted by a written notice to the Secretary of the Company sent to the address shown below, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting; but if not so revoked, the shares represented by such proxy will be voted. The Company's corporate offices are located at 150 North Meramec, Clayton, Missouri 63105 and its telephone number is (314) 725-5500.

                           ________________________
              The date of this Proxy Statement is March 26, 2001

                             ELECTION OF DIRECTORS
                               (Proposal No. 1)

The Board of Directors has nominated for election the Seventeen (17) persons named below. All of the nominees are currently members of the Board of Directors. All of the nominees were elected by the shareholders of the Company to a one year term. It is intended that proxies solicited will be voted for such nominees. The Board of Directors believes that each nominee named below will be able to serve, but should any nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

To compensate Directors for their service, the Company issues Stock Appreciation Rights ("SARs"). Under the SAR Plan, the Company has the option to pay vested SARs either in the form of cash or Enterbank Common Stock. Paid executive officers of the Company are not eligible to participate in this Plan and receive no compensation. Specific SAR information for each Director is included in the Beneficial Ownership table on page 10.

The biographical information is furnished with respect to each member of the Board of Directors of the Company, some of whom also serve as directors and/or officers of one or more of the Company's subsidiaries. There are no family relationships between or among any directors or executive officers of the Company.

                             Present Position(s)                    Principal Occupation
Name and Age                 with the Company                       During Past 5 Years
------------                 ----------------                       -------------------
Fred H. Eller, 56            President and Chief Executive          President, Chief Executive Officer and Director of the
                             Officer, Director                      Company (since 1995); Chairman of the Board of the Bank
                                                                    (since 1996); Chief Executive Officer and Director of the
                                                                    Bank (since 1988).
Ronald E. Henges, 68         Chairman of the Board, Director        Former Chief Executive Officer, Creve Coeur Camera
                                                                    (multi-store retailer of camera and video equipment);
                                                                    President and Chief Executive Officer of Henges Associates,
                                                                    Inc. (manufacturer and installer of prefabricated wall
                                                                    systems) 1991-1995; Chairman of the Board of the Company
                                                                    (since 1995); Chairman of the Board of the Bank 1988-1996.
Kevin C. Eichner, 50         Vice Chairman of the Board,            Chief Executive Officer, GenAmerica Financial Corporation
                             Director                               (since 2000); President, General American 1997-2000; Vice
                                                                    Chairman of the Board of the Company (since 1995); Vice
                                                                    Chairman of the Board of the Bank (since 1991).
Randall D. Humprheys, 46     Director                               Principal, Ceres Group, Ltd. 1994-1997; President of
                                                                    Enterprise Merchant Banc, LLC (since 1997), Director of the
                                                                    Company (since 1997).
Paul R. Cahn, 75             Director                               President, Elan Polo Imports, Inc. (importer of women's and children's casual shoes) (since 1976); Director of the
                                                                    Company (since 1996); Director of the Bank, 1991-1993 and
                                                                    1995-1997.
William B. Moskoff,  58      Director                               President and Chief Operating Officer, Bock Pharmacal
                                                                    (prescription pharmaceutical company) 1993-1996; President
                                                                    Tyler Group (veterinary pharmaceuticals) (since 1996);
                                                                    Director of the Bank 1997-1998; Director of the Company
                                                                    (since 1998).
Birch M. Mullins, 57         Director                               President, Baur Properties (developer of commercial real
                                                                    estate properties) 1992-1997; Vice President of Duke Realty
                                                                    Investments 1997-1998; President, Lindbergh Warson Properties
                                                                    (since 1998); Director of the Company (since 1996); Director of the Bank 1993-1996.
Robert E. Saur, 57           Director                               President, Conrad Properties (developer of commercial and
                                                                    residential real estate properties) (since 1975); Director of the Company (since 1995); Director of the Bank (since 1991).
Henry D. Warshaw, 47         Director                               Principal, Moneta Group (provides financial planning products and services) (since 1990); Director of the Company (since
                                                                    1996); Director of the Bank, 1991-1996; Chairman of Clayton
                                                                    Banking Unit (since 1996).
Paul L. Vogel, 34            Director                               Senior manager with the Personal Financial Services group of
                                                                    Price Waterhouse LLP 1993-1997; Practice leader of the
                                                                    Private Client Services Group with Arthur Andersen LLP
                                                                    1997-1998; President, Enterprise Financial Advisors and
                                                                    Enterprise Trust (financial planning and trust divisions of
                                                                    Enterprise Bank) (since 1998); Director of the Company (since
                                                                    1998).
James L. Wilhite, 67         Director                               President, Stange Corporation (manufacturer of marketing and incentive items) (since 1990); Director of the Company (since
                                                                    1996); Director of the Bank (since 1996); Chairman of the St.
                                                                    Peters Banking Unit (since 1996).
James A. Williams, 48        Director                               President, Sunset Transportation (trucking brokerage and
                                                                    consulting firm) (since 1990); Director of the Company (since
                                                                    1996); Director of the Bank (since 1996); Chairman of the
                                                                    Sunset Hills Banking Unit (since 1996).
Ted C. Wetterau, 74          Director                               Chairman and Chief Executive Officer Wetterau Incorporated
                                                                    (wholesale food distributor) 1950-1992; Chairman and Chief
                                                                    Executive Officer Wetterau Associates (since 1992); Director of the Company (since 1997).

Robert D. Ames, 57           Director                            Chairman, Chief Executive Officer and President of Humboldt
                                                                 National Bank 1992-1997; Director of the Company (since 2000)
Richard S. Masinton, 60      Director                            Chief Administrative Officer and Chief Financial Officer
                                                                 Russell Stover Candies (candy manufacturer) (since 1997);
                                                                 Chief Financial Officer Westlake Hardware (retail hardware)
                                                                 1989-1997; Director of the Company (since 2000)
Ted A. Murray, 52            Director                            President of Grubb & Ellis/The Winbury Group (commercial real estate firm) (since 1989); Director of the Company (since
                                                                 2000)
Jack L. Sutherland, 58       Director                            Regional President of Enterprise Banking, N.A. (since 2000);
                                                                 Vice Chairman Mercantile Bank Kansas City 1997-1998; Regional
                                                                 President and Chief Executive Officer Mark Twain Bank Kansas
                                                                 City 1990-1997; Director of the Company (since 2000)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE INDIVIDUALS LISTED FOR ELECTION AS DIRECTORS OF THE COMPANY.

                     Meetings and Committees of the Board

The Board met 12 times in 2000. All directors attended at least 75% of the meetings of the Board of Directors in 2000 except for Directors Henges, Humphreys, Saur and Wetterau. Members of the Audit Committee include Richard Masinton, Birch Mullins and William Moskoff. In previous years, the Audit Committee consisted of the entire board. Since the board elected to form a separate committee on September 20, 2000, there has been one meeting and all members were present at that meeting. The entire board continues to serve as the Compensation Committee and no special meetings are held for that purpose.

                            Audit Committee Report

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of the Company's Board of Directors submits the following report:

                    Audit Committee Report to Shareholders

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Exhibit A.

Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally acceptable auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management to review and discuss the financial condition of the Company. The Audit Committee also considered the matters required by Statement on Auditing Standards No. 61, Communications with Audit Committees. The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee considered the Audit firm's independence.

Based upon the Audit Committee's discussions with management and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

Respectfully submitted,

THE AUDIT COMMITTEE

Richard Masinton

Birch Mullins

Bill Moskoff

Audit Fees
----------

The aggregate fees billed for professional services rendered by KPMG LLP for the audit of our annual financial statements for the year ended December 31, 2000, and the reviews of the condensed financial statements included in our quarterly reports on Forms 10-Q for the year ended December 31, 2000, were $70,400.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------

There were no fees billed for information technology services rendered by KPMG LLP during the year ended December 31, 2000.

All Other Fees
--------------

The aggregate fees billed for all other services, exclusive of fees disclosed above relating to financial statement audit services and financial information systems design and implementation, rendered by KPMG LLP during the year ended December 31, 2000, were $140,275. These other services consisted of:

 .    Merger related expenses, including due diligence

 .    Tax services

 .    Other

Consideration of Non-audit Services Provided by the Independent Accountant
--------------------------------------------------------------------------

The Audit Committee has not considered whether the services provided under financial information systems design and implementation and other non-audit services are compatible with maintaining auditor's independence. However, the Committee agreed with the scope of services performed by KPMG LLP during the year ended December 31, 2000.

                           Board Compensation Report

Mr. Eller's compensation as Chief Executive Officer is tied to the performance of the Company as a whole. His salary for the fiscal year 2000 was $275,000 with a bonus of $85,150, or approximately 31% of his base salary. The possible range for Mr. Eller's bonus as a percent of base salary was 0 - 50%. Each year, Mr. Eller writes a "Performance Contract" to outline his goals and objectives. These goals are often more qualitative than quantitative in nature and require the Board to exercise judgement in its evaluation of Mr. Eller's performance. His compensation structure is largely dependent upon the fulfillment of the objectives contained in the Performance Contract. Due to Mr. Eller's position, his goals and objectives significantly and directly influence the Company's overall performance. Financial measures include, but are not limited to, earnings per share, return on equity, net income, growth, and asset quality. In awarding Mr. Eller's bonus for 2000, the Board took note that 2000 diluted earnings per share was $0.54, return on average equity was 10.37%, net income was $5.2 million, assets grew 15% over fiscal year 1999, and the Company experienced net loan losses of $704,000. Less tangible measures of Mr. Eller's performance include the implementation of strategic plans set by the Board of Directors, improving operations of the Company, and developing new business opportunities.

Each of the other executive officers of the Company writes a similar "Performance Contract" each year which is tailored to his or her particular function within the Company. Like Mr. Eller, the compensation and bonus awarded to each executive are largely dependent upon the fulfillment of the goals and objectives contained in their respective Performance Contracts. Typically, the executive officers have goals that are unit specific, such as loan and deposit growth within a banking unit, and they also have company-wide goals to increase shareholder value and the net worth of the Company. All factors, both financial and strategic, are taken into consideration when determining compensation. Compensation is also determined by employee performance, contribution to the Company, market conditions, Company performance, and other factors. Each executive officer's compensation is comprised of salary, bonus, options and other benefits that are focused upon performance rather than longevity with the Company.

                              Executive Officers

                              Present Position(s)                       Principal Occupation(s)
Name and Age                  with the Company                          During Past 5 Years
------------                  ----------------                          -------------------
Fred H. Eller, 56             President, CEO of the Company             President, Chief Executive Officer and Director of the
                                                                        Company (since 1995); Chairman of the Board of Enterprise
                                                                        Bank (since 1996); Chief Executive Officer and Director of
                                                                        Enterprise Bank (since 1988).
Paul L. Vogel, 34             President, Enterprise Financial           Senior manager of the Personal Financial Services Group of
                              Advisors                                  Price Waterhouse LLP 1993-1997; Practice leader of Private
                                                                        Client Services Group with Arthur Andersen LLP 1997-1998;
                                                                        President, Enterprise Financial Advisors and Enterprise
                                                                        Trust (financial planning and trust divisions of Enterprise
                                                                        Bank) (since 1998); Director of the Company (since 1998).
David J. Mishler, 42          President, Enterprise Special             Vice President of Enterprise Bank 1988-1996; President,
                              Markets Group                             Enterprise Bank, Clayton 1996 - 2001; President, Enterprise
                                                                        Special Markets (since 2001).
Richard C. Leuck, 43          President, Enterprise Bank, St.           President and Chief Executive Officer of Duchesne Bank
                              Peters                                    1991-1996; President, Enterprise Bank, St. Peters (since
                                                                        1996).
James E. Graser, 41           President, Enterprise Bank,               Vice President of Enterprise Bank 1989 - 1996; President,
                              Sunset Hills                              Enterprise Bank, Sunset Hills (since 1996).
Jack L. Sutherland, 58        Executive Vice President of the           Regional President of Enterprise Banking, N.A. (since
                              Company; Regional President,              2000); Vice Chairman Mercantile Bank Kansas City 1997 -
                              Enterprise Banking, N.A., Kansas          1998; Regional President and Chief Executive Officer Mark
                                                                        Twain Bank Kansas City 1990 - 1997; Director of the Company
                                                                        (since 2000).
James C. Wagner, 35           Chief Financial Officer of the            Assistant Vice President, Enterprise Bank 1988 - 1997;
                              Company                                   Chief Financial Officer, Enterbank Holdings, Inc. (since
                                                                        1997).

                            Executive Compensation

The following tables show the compensation paid by the Company to the Company's Chief Executive Officer and the four other most highly paid executive officers of the Company, including its subsidiaries, Enterprise Bank and Enterprise Banking, N.A., for the years ended December 31, 2000, 1999 and 1998.

--------------------------------------------------------------------------------------------------------
                                           Annual Compensation             Long Term
                                    ------------------------------------
                                                                          Compensation
                                                                          ------------
                                                                             Awards
                                                                          ------------
                                                           Other            Securities       All
  Name and Principal                                      Annual            Underlying      Other
       Position            Year     Salary     Bonus    Compensation (1)   Options/SARs  Compensation (2)
       --------            ----     ------     -----    ----------------   ------------  ---------------
--------------------------------------------------------------------------------------------------------
Fred H. Eller              2000    $275,000    $ 85,150                0          9,000       $10,876.00
                           -----------------------------------------------------------------------------
                           1999    $225,000    $100,150                0              0       $12,553.00
                           -----------------------------------------------------------------------------
                           1998    $200,000    $ 75,150           $2,419              0       $11,234.00
                           -----------------------------------------------------------------------------
Paul L. Vogel              2000    $176,095    $ 69,931                0          5,000       $ 6,778.00
                           -----------------------------------------------------------------------------
                           1999    $150,000    $ 40,150                0              0       $ 5,432.00
                           -----------------------------------------------------------------------------
                           1998    $150,000    $    550                0         54,000                0
                           -----------------------------------------------------------------------------
Dave J. Mishler            2000    $169,000    $ 40,150           $7,200          7,000       $14,981.00
                           -----------------------------------------------------------------------------
                           1999    $157,000    $ 60,150           $7,950              0       $15,336.00
                           -----------------------------------------------------------------------------
                           1998    $147,000    $ 36,150           $6,334              0       $15,283.00
                           -----------------------------------------------------------------------------
Richard C. Leuck           2000    $127,583    $ 50,150           $6,000          7,000       $11,777.00
                           -----------------------------------------------------------------------------
                           1999    $120,000    $ 37,150           $3,330              0       $ 9,481.00
                           -----------------------------------------------------------------------------
                           1998    $105,000    $ 24,150           $2,993              0       $ 8,370.00
                           -----------------------------------------------------------------------------
James E. Graser            2000    $125,000    $ 50,445           $6,000          7,000       $11,728.00
                           -----------------------------------------------------------------------------
                           1999    $125,000    $ 45,000           $6,000              0       $ 7,353.00
                           -----------------------------------------------------------------------------
                           1998    $ 91,000    $ 42,575           $6,000              0       $ 6,555.00
                           -----------------------------------------------------------------------------

(1)  Includes referral fee income and car allowance

(2) Includes Split Dollar Life Insurance Premium, Long-term Disability Premium, Company 401(K) Match Deferrals and Club Membership Dues when applicable

                                  Options/SAR Grants in Fiscal 2000
                                  ---------------------------------

---------------------------------------------------------------------------------------------------
                                      Individual Grants                       Potential Realizable
                    ------------------------------------------------------
                      Number of      Percent of                                 Value at Assumed
                     Securities   Total Options/                              Annual Rates of Stock
                     Underlying    SARs Granted                               Price Appreciation for
                    Options/SARs   to Employees    Exercise or  Expiration         Option Term
                                                                           ------------------------
     Name             Granted     in Fiscal Year   Base Price      Date          5%        10%
     ----             -------     --------------   ----------      ----          --        ---
---------------------------------------------------------------------------------------------------
Fred H. Eller              9,000            3.87%       $15.00    9/1/2010    $ 84,901     $224,155
                    -------------------------------------------------------------------------------
Paul L. Vogel              5,000            2.15%       $15.00    9/1/2010    $ 47,167     $124,531
                    -------------------------------------------------------------------------------
David J. Mishler           7,000            3.01%       $15.00    9/1/2010    $ 66,034     $174,343
                    -------------------------------------------------------------------------------
Richard C. Leuck           7,000            3.01%       $15.00    9/1/2010    $ 66,034     $174,343
                    -------------------------------------------------------------------------------
James E. Graser            7,000            3.01%       $15.00    9/1/2010    $ 66,034     $174,343
                    -------------------------------------------------------------------------------
Jack L. Sutherland        20,000            8.61%       $15.00    9/1/2010    $188,668     $498,123
                    -------------------------------------------------------------------------------
James C. Wagner            7,000            3.01%       $15.00    9/1/2010    $ 66,034     $174,343
---------------------------------------------------------------------------------------------------

                           Aggregated Option/SAR Exercises in 2000 and Year End Option/SAR Values
                           ----------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                                 Number of Securities
                                                                Underlying Unexercised              Value of Unexercised
                                                                    Options/SARs at                 In-the-Money Options/
                            Shares                                  Fiscal Year End                SARs at Fiscal Year End
                                                            -------------------------------------------------------------------
                           Acquired            Value
        Name              on Exercise        Realized        Exercisable     Unexercisable     Exercisable     Unexercisable
        ----              -----------        --------        -----------     -------------     -----------     -------------
-------------------------------------------------------------------------------------------------------------------------------
Fred H. Eller                          0                0           72,000            27,000     $1,152,000            $432,000
                         ------------------------------------------------------------------------------------------------------
Paul L. Vogel                          0                0           21,600            37,400     $  345,600            $598,400
                         ------------------------------------------------------------------------------------------------------
David J. Mishler                  30,000         $387,600           36,000            24,000     $  576,000            $384,000
                         ------------------------------------------------------------------------------------------------------
Richard C. Leuck                       0                0           27,000            25,000     $  432,000            $400,000
                         ------------------------------------------------------------------------------------------------------
James E. Graser                        0                0           27,000            25,000     $  432,000            $400,000
                         ------------------------------------------------------------------------------------------------------
Jack L. Sutherland                     0                0                0            20,000              0            $320,000
                         ------------------------------------------------------------------------------------------------------
James C. Wagner                    6,000         $ 82,520           30,000            19,000     $  480,000            $304,000
-------------------------------------------------------------------------------------------------------------------------------

The Company has not granted stock appreciation rights to any of the above paid officers or employees.

                               Performance Graph
                               -----------------

The following graph depicts the cumulative total shareholder return on the Company's Common Stock from December 31, 1995 through December 31, 2000 (all figures have been altered to reflect comparable prices after the 3 for 1 stock split in September of 1999). The graph compares the Common Stock of Enterbank Holdings, Inc. with the Nasdaq Stock Market Composite Index for United States Companies and an industry peer group. The peer group is determined using an SIC code (6710) which is a group of bank and financial holding companies that are Nasdaq traded and are similar in nature to the Company. The comparisons reflected in the graph, however, are not intended to forecast the future performance of the Common Stock of the Company and may not be indicative of such future performance. The graph assumes an investment of $100.00 in the Common Stock and each index on December 31, 1995 and the reinvestment of all dividends. The beginning stock price for the Company's Common Stock was $4.00 per share on December 31, 1995 and the ending price was $16.00 per share on December 31, 2000.

                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                   12/31/95   12/31/96   12/31/97   12/31/98  12/31/99  12/31/00
--------------------------------------------------------------------------------
Enterbank             100.0      114.5      168.8      258.3     456.3     400.3
--------------------------------------------------------------------------------
Nasdaq Market         100.0      123.0      150.7      212.5     394.9     237.6
--------------------------------------------------------------------------------
Peer Group            100.0      132.6      223.9      228.5     219.1     255.9
--------------------------------------------------------------------------------

Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B. The indexes are reweighted daily using the market capitalization on the previous trading day.

C. If the monthly interval, based on the fiscal year end, is not a trading day, the preceding day is used.

D.   The index level for all series was set to $100.00 on 12/31/1995.

E. Data for Enterbank Holdings, Inc. was provided by the Company based upon periodic trading data provided to the Company by J.A. Glynn and Company.

F. Market and Peer Group data was supplied by The University of Chicago Graduate School of Business, Center for Research in Security Prices.

Information Regarding Beneficial Ownership of Principal Shareholders, Directors
                                and Management

The following table sets forth, as of March 1, 2001, certain information concerning the ownership of Common Stock by each director of the Company, each of the executive officers of the Company named in the Executive Compensation table and all directors and executives officers as a group. The Company is not aware of any shareholders that beneficially owned more than 5% of the outstanding common shares of the Company as of such date. As of March 1, 2001 there were 9,135,344 shares of Common Stock outstanding.

                                                                                     Percentage
                                                                                     ----------
          Beneficial Owner                                  Number of Shares       Ownership (1)(2)
          ----------------                                  ----------------       ----------------
          Fred H. Eller (3) (4) (5)                                  293,815                  3.19%
          Ronald E. Henges (3) (5) (6)                               358,565                  3.90%
          Kevin C. Eichner (3) (5) (7)                               248,456                  2.71%
          Randall D. Humphreys (14)                                        0                     0
          Paul R. Cahn (8) (9)                                       269,242                  2.95%
          William B. Moskoff (8 ) (10)                               135,130                  1.48%
          Robert E. Saur (8) (11)                                    117,053                  1.28%
          Henry D. Warshaw (3) (8) (12) (13)                          56,899                     *
          James L. Wilhite (8) (15)                                   37,365                     *
          James A. Williams (8) (16)                                  19,872                     *
          Ted C. Wetterau (14) (17)                                   67,820                     *
          David J. Mishler (3) (18)                                  174,447                  1.90%
          James E. Graser (3) (5) (19)                                85,535                     *
          Richard C. Leuck (3) (5) (20)                               46,773                     *
          Paul L. Vogel (3) (5) (21)                                  34,996                     *
          James C. Wagner (3) (5) (22)                                85,905                     *
          Birch M. Mullins (8) (23)                                   53,603                     *
          Robert D. Ames (3) (24) (25)                                94,150                  1.03%
          Richard S. Masinton (3) (24) (26)                           42,921                     *
          Ted A. Murray (3) (24) (27)                                 22,883                     *
          Jack L. Sutherland (5) (28)                                  5,000                     *
          All Directors and Executive Officers as a Group          2,250,430                 23.78%

*   Less than 1%

(1) Pursuant to the rules of the Securities and Exchange Commission, certain shares of Common Stock which a person has the right to acquire within 60 days pursuant to the exercise of stock options and warrants are deemed to be outstanding for the purpose of computing beneficial ownership and the percentages of ownership of that person, but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. All directors and officers as a group hold options to purchase an aggregate of 329,420 shares of Common Stock.

(2) Unless otherwise indicated, the named person has sole voting and dispositive power for all shares shown.

(3) Includes options outstanding and exercisable as of March 1, 2001, or within 60 days thereafter, including those beneficially owned by the named person, as follows: Mr. Eichner, 48,000 shares; Mr. Eller, 72,000 shares; Mr. Henges, 48,000 shares; Mr. Graser, 27,000 shares; Mr. Mishler, 36,000 shares; Mr. Wagner, 30,000; Mr. Leuck, 27,000; Mr. Vogel, 21,600 shares; Mr. Warshaw, 4,821 shares; Mr. Ames, 2,143 shares; Mr. Masinton, 6,428 shares; Mr. Murray, 6,428 shares; all directors and executive officers as a group, 329,420 shares.

(4) Includes 60 shares held in the name of Mr. Eller to which Mr. Eller has voting power; 45,540 shares held in trust for the benefit of Mr. Eller's spouse to which Mr. Eller has voting power; 109,215 shares held in the Eller Family Partnership to which Mr. Eller has voting power; and 67,000 shares held in Mr. Eller's trust to which Mr. Eller has voting power.

(5) Excludes all of the 24,500 held by EBSP III, LLC where Mr. Eller, Mr. Henges, Mr. Eichner, Mr. Sutherland, Mr. Graser, Mr. Leuck, Mr. Vogel and Mr. Wagner each own a 1/8/th/ partnership interest, but for which none of the named persons holds sole voting power.

(6) Includes 231,295 shares held of record by Henges Equity, L.P., of which Mr. Henges is the General Partner and has voting power; 66,855 shares held in an Individual Retirement Account for the benefit of Mr. Henges, to which Mr. Henges has voting power; 60 shares held in the name of Mr. Henges in which Mr. Henges has voting power; 9,855 shares held in an Individual Retirement Account for the benefit of the spouse of Mr. Henges to which Mr. Henges has voting power; and 2,500 shares held jointly by Mr. Henges and his spouse.

(7) Includes 140,456 shares held in the name of Mr. Eichner in which he has voting power and 60,000 shares held in Mr. Eichner's trust in which he has voting power.

(8) When vested, Stock Appreciation Rights ("SARs") are included. Under the SAR Agreement, these could have a dilutive effect, as it is at the discretion of the Company whether compensation will be given in the form of cash or Common Stock.

(9) Excludes 89,940 shares held by two adult children of Mr. Cahn, as well as 37,850 shares held by the son in law of Mr. Cahn. Includes 15,000 shares held in trust for the benefit of Mr. Cahn's spouse, to which Mr. Cahn has voting power; 1,000 shares held by the spouse of Mr. Cahn to which Mr. Cahn has voting power; and 253,189 shares held of record by Cahn Family Partnership, L.P., to which Mr. Cahn has voting power. Includes vested SARs which would equate to 53 shares of common stock should the company choose to compensate in that form.

(10) Includes 115,077 shares held of record by Vasil's L.P., of which Mr. Moskoff is the General Partner and has voting power and 20,000 in an Individual Retirement Account for the benefit of Mr. Moskoff to which Mr. Moskoff has voting power. Includes vested SARs which would equate to 53 shares of common stock should the company choose to compensate in that form.

(11) Includes 60 shares held in the name of Mr. Saur to which Mr. Saur has voting power; and 116,940 shares held in a trust for the benefit of Mr. Saur to which Mr. Saur has voting power. Includes vested SARs which would equate to 53 shares of common stock should the company choose to compensate in that form.

(12) Includes 25,740 held in an Individual Retirement Account for the benefit of Mr. Warshaw, to which Mr. Warshaw has voting power; and 25,980 shares held in an Individual Retirement Account for the benefit of the spouse of Mr. Warshaw, to which Mr. Warshaw has voting power; and 60 shares in the name of Mr. Warshaw to which Mr. Warshaw has voting power. Includes vested SARs which would equate to 298 shares of common stock should the company choose to compensate in that form.

(13) Mr. Warshaw, in addition to being a director of the Company, is affiliated with Moneta Group, Inc. The Company has a Customer Referral Agreement with Moneta Group, Inc. whose principals earn or have earned Enterbank Holdings, Inc. stock options (right to purchase) by referring customers to the Company.

(14) Excluded are 1,200 SARs. Under the SAR Agreement, these could have a dilutive effect, as it is at the discretion of the Company whether compensation will be given in the form of cash or Common Stock. None of these SARs are vested and are therefore excluded.

(15) Includes 1,950 shares held in a trust for the benefit of the spouse of Mr. Wihite of which the spouse of Mr. Wilhite is trustee, and Mr. Wilhite has voting power; 3 shares in the name of Mr. Wilhite to which Mr. Wilhite has voting power; 15,500 shares held in Mr. Wilhite's trust in which he has voting power; 3,000 shares held of record by the Wilhite Family Partnership, L.P., to which Mr. Wilhite has voting power; and 16,710 shares held in an Individual Retirement Account for Mr. Wilhite in which Mr. Wilhite has voting power. Includes vested SARs which would equate to 202 shares of common stock should the company choose to compensate in that form.

(16) Includes 2,535 shares held by Mr. Williams held in an Individual Retirement Account for the benefit of Mr. Williams to which Mr. Williams has voting power; 11,985 shares held in the name of Mr. Williams in which Mr. Williams has voting power and 5,000 shares held in a joint trust account with the spouse of Mr. Williams in which Mr. Williams has voting power. Includes vested SARs which would equate to 352 shares of common stock should the company choose to compensate in that form.

(17) Includes 67,820 shares held of record by Wetterau Ventures, L.P. to which Mr. Wetterau is the General Partner and has voting power.

(18) Includes 130,551 shares held jointly by Mr. Mishler and his spouse; 7,893 shares held in an Individual Retirement Account for the benefit for the benefit of Mr. Mishler, to which Mr. Mishler has voting power and 3 shares held in the name of Mr. Mishler to which Mr. Mishler has voting power.

(19) Includes 58,532 shares held in Mr. Graser's trust to which Mr. Graser has voting power and 3 shares in the name of Mr. Graser to which Mr. Graser has voting power.

(20) Includes 7,500 shares held in a trust of the spouse of Mr. Leuck for the benefit of Mr. Leuck to which Mr. Leuck has voting power; 7,500 shares held in a trust of the spouse of Mr. Leuck, for the benefit of the spouse of Mr. Leuck, to which Mr. Leuck has shared voting power; 4,770 shares held in an Individual Retirement Account for the benefit of Mr. Leuck to which Mr. Leuck has voting power; and 3 shares held in the name of Mr. Leuck to which Mr. Leuck has voting power.

(21) Includes 854 shares held in an Individual Retirement Account (SEP) for the benefit of Mr. Vogel to which Mr. Vogel has voting power; 2,351 shares held in another Individual Retirement Account for the benefit of Mr. Vogel to which Mr. Vogel has voting power; 10,000 shares held in the name of Mr. Vogel to which Mr. Vogel has voting power; and 191 shares held in an Individual Retirement Account for the benefit of the spouse of Mr. Vogel to which Mr. Vogel has voting power.

(22) Includes 37,435 shares held jointly by Mr. Wagner and his spouse and 18,470 shares held in a trust for the benefit of Mr. Wagner's children and other relatives. Mr. Wagner is a co-trustee and has voting power and investment authority for this trust.

(23) Includes 53,550 shares held in the name of Mr. Mullins and vested SARs which would equate to 53 shares of common stock should the company choose to compensate in that form.

(24) Excluded are 800 SARs. Under the SAR Agreement, these could have a dilutive effect, as it is at the discretion of the Company whether compensation will be given in the form of cash or Common Stock. None of these SARs are vested and are therefore excluded

(25) Includes 47,842 shares held jointly by Mr. Ames and his spouse and 44,165 shares held in his name.

(26) Includes 857 shares held in a trust of the spouse of Mr. Masinton, for the benefit of the spouse of Mr. Masinton, to which Mr. Masinton has voting power; and 35,636 shares held in a trust for the benefit of Mr. Masinton to which Mr. Masinton has voting power.

(27) Includes 13,885 shares held in a trust of the spouse of Mr. Murray for the benefit of the spouse of Mr. Murray to which Mr. Murray has voting power; 1,285 shares held in an Individual Retirement Account for the benefit of the spouse of Mr. Murray to which Mr. Murray has voting power; and 1,285 shares held in an Individual Retirement Account for the benefit of Mr. Murray to which Mr. Murray has voting power.

(28) Includes 5,000 shares held jointly by Mr. Sutherland and his spouse.

                        INDEPENDENT PUBLIC ACCOUNTANTS
                               (Proposal No. 2)

The Company engaged KPMG LLP to audit the Company's financial statements for the fiscal years ended December 31, 1998, 1999 and 2000. Representatives of KPMG LLP are expected to be present at the Annual Meeting of Shareholders. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Company has selected KPMG LLP to be the independent public accountants for calendar year 2001 and recommends that the appointment of the auditors be ratified by the Shareholders. Although Shareholder approval is not required, it is the policy of the Board of Directors to request, whenever possible, Shareholder ratification of the appointment or reappointment of independent public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF KPMG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

           Section 16 (a) Beneficial Ownership Reporting Compliance

Section 16 (a) of the Securities and Exchange Act of 1934 requires the Company's directors, executive officers, and holders of more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such officers, directors and 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16 (a) forms they file. Mr. Humphreys neglected to file a Form 4 with the SEC when he was granted 1,500 incentive stock options on September 1, 2000 and Mr. Wagner neglected to file a Form 4 upon gifting 565 shares to charity. As of March 7, 2001, Mr. Humphreys and Mr. Wagner have amended their monthly filings and the Company believes that all other filings are current with the SEC.

                                 OTHER MATTERS

Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies will be voted in accordance with the judgement of the persons named in the proxies.

The Annual Report of the Company for the calendar year 2000 is enclosed.

A copy of Form 10-K filed by the Company with the Securities and Exchange Commission is enclosed.

Shareholders are entitled to present proposals for action at a forthcoming Shareholders' meeting if they comply with the requirements of the proxy rules. Any proposals intended to be presented at the 2002 Annual Meeting of Shareholders of the Company must be received at the Company's principal office at 150 N. Meramec, Clayton, Missouri 63105 on or before November 16, 2001 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a Shareholder intends to submit a proposal at the 2002 Annual Meeting of Shareholders of the Company, and the proposal is not intended to be included in the Company's proxy statement and form of proxy relating to such meeting, the Shareholder should give the Company appropriate notice no later than January 29, 2002. If the Company fails to receive notice of the proposal by such date, the Company will not be required to provide any information about the nature of the proposal in its proxy statement and the proposal will not be submitted to the Shareholders for approval at the 2002 Annual Meeting of Shareholders of the Company as the Company will not have received proper notice as required by the Company's Bylaws.

By Order of the Board of Directors,


/s/ James C. Wagner
James C. Wagner, Secretary

                                   Exhibit A
                           Enterbank Holdings, Inc.
                            Audit Committee Charter

--------------------------------------------------------------------------------

                            Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

 .    Monitor the integrity of the company's financial reporting process and systems of internal controls regarding finance, legal, and accounting compliance.
 .    Monitor the independence and performance of the Company's independent auditors and internal auditing department.
 .    Help facilitate communication among the Company's Independent Auditors, management, internal auditing department, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the Independent Auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts that it deems necessary in the performance of its duties.

                   Audit Committee Compensation and Meetings

The Audit Committee shall be comprised of three directors, as determined by the Board, each of whom shall be independent, non-executive directors free from any relationship that would interfere with the exercise of his or her independent judgement. All members of the Committee shall have a basic understanding of finance and accounting principles and be able to read and understand fundamental financial statements. At least one member of the Committee shall have accounting or related financial management expertise as will be determined by the Board of Directors.

Audit Committee members shall be appointed by the Board of Directors. The members of the Committee may designate a chairman by a majority vote of the Committee membership.

The Committee shall meet at least four times per year or more frequently as circumstances dictate. The Audit Committee chairperson shall prepare an agenda for each meeting. The Committee should feel free to call a meeting with any members of the Internal Audit department, the Independent Auditors, management, or any employee of the Company at their discretion. The Committee will review appropriate quarterly filings.


                  Audit Committee Responsibilities and Duties

                               Review Procedures

1. Review and reassess the adequacy of this charter at least annually. Submit the charter to the Board of Directors for approval and have the document published, at least every three years in accordance with SEC regulation.
2. Review the Company's annual audited financial statements prior to filing or distribution. This review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgement.
3. In consultation with management, the Independent Auditors and the Internal Auditors consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to control, monitor, and report such exposures. Review significant filings prepared by the Independent Auditors and the internal auditing department together with management responses.

4. Review with financial management and the Independent Auditors the Company's quarterly financial results. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the Independent Auditors. The chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

5. The Independent Auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the Auditors and annually recommend to the Board of Directors the appointment of the Independent Auditors or approve any discharge of Auditors when circumstances warrant.
6. Approve the fees and other significant compensation to be paid to the Independent Auditors.
7. On an annual basis the Committee should review and discuss with Independent Auditors all significant relationships they have with the Company that could impair the Auditors independence.
8. Review the Independent Auditors plan. Discuss scope, staffing, locations, reliance upon management, internal audit, and general audit approach.
9.   Discuss the results of the year-end audit with Independent Auditors.
10. Consider the Independent Auditors judgment about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

                Internal Audit Department and Legal Compliance

11. Review the budget plan, the changes in plan activities, organizational structure, and qualifications of the Internal Audit Department as needed.
12. Review the appointment, performance, and replacement of the senior Internal Audit executive.
13. Review significant reports prepared by the Internal Audit department together with management's response and follow up to these reports.
14. Review any legal matters brought forth to the Committee by the Company's legal council, which could have a significant impact on the organization's financial statements and the Company's compliance with applicable laws including regulations and inquiries received from regulators or governmental agencies.

                    Other Audit Committee Responsibilities

15. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. This report should be included in the Company's Annual Proxy Statement or Special Proxy Statement, if applicable.
16. Perform any other activities consistent with this charter, the Company's Bylaws and governing law as the Committee and Board deems necessary or appropriate.
17. Maintain minutes of meetings and periodically report to the Board of Directors significant results of the forgoing activities.

Membership

It is recommended that in the September 2000 Board meeting, Dick Masinton, Birch Mullins, and Bill Moskoff serve on the Audit Committee.

                           ENTERBANK HOLDINGS, INC.
                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                APRIL 25, 2001

          The undersigned hereby appoints Ronald E. Henges, Kevin C. Eichner and Fred H. Eller, and each of them, with or without the others proxies, with full power of substitution to vote as designated below, all shares of stock of Enterbank Holdings, Inc. (the "Company") that the undersigned signatory hereof would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at The University Club, 1034 South Brentwood Blvd., St. Louis, Missouri on Wednesday, April 25, 2001 at 4:00 p.m. and adjournment or postponement thereof, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for such meeting, receipt of which is hereby acknowledged.

1.   ELECTION OF DIRECTORS

     Election of seventeen directors to hold office until the next Annual Meeting of Stockholders or until their successors shall have been duly elected and qualified.

     [_]  FOR all nominees listed below                [_]  WITHHOLD AUTHORITY to vote
          (Except as marked to the contrary below.)         FOR all nominees as listed below.
     ___ Fred H. Eller        ___ Ronald E. Henges               ___ Kevin C. Eichner          ___ Randall D. Humphreys
     ___ Paul R. Cahn         ___ William B. Moskoff             ___ Birch M. Mullins          ___ Robert E. Saur
     ___ Henry D. Warshaw     ___ James L. Wilhite               ___ James A. Williams         ___ Ted C. Wetterau
     ___ Paul L. Vogel        ___ Robert D. Ames                 ___ Richard S. Masinton       ___ Ted A. Murray
     ___ Jack L. Sutherland

INSTRUCTIONS: You may vote for all directors by marking where indicated above "FOR all nominees listed below", withhold your vote until the meeting by marking where indicated above "WITHHOLD AUTHORITY to vote" or vote for individual director(s) by marking next to each name the number of votes to be cast for that person.

2. Ratification and Approval of KPMG LLP as auditors for the year ending December 31, 2001.

          [_]  FOR            [_]  AGAINST             [_]  ABSTAIN

________________________________________________________________________________

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1 AND PROPOSAL 2.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                             Please date, sign and return this Proxy card by mail, postage prepaid.

                             Date:_______________________________________, 2001.

                             SIGN HERE:________________________________________

                                       ________________________________________
                             (Please sign exactly as name appears on the label for this mailing. When stock is registered jointly, all owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please sign the full title as such. If a corporation, please sign the full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.)
WHETHER OR NOT YOU PLAN ON ATTENDING THE ANNUAL MEETING, PLEASE COMPLETE AND RETURN THIS PROXY.